John Hancock Trust Supplement dated May 29, 2009 to the Prospectus dated May 1, 2009

Core Strategy Trust

Effective as of the date of this supplement, the investment policies of the Core Strategy Trust are amended as follows:

The following policy is added:

“The Core Strategy Trust may invest in the securities of other investment companies (including other funds of John Hancock Trust and exchange traded funds) (“Underlying Funds”) and may make direct investments in other types of investments.”

The following policy is deleted:

“The Underlying Funds eligible for purchase by the fund are the 500 Index Trust, the Mid Cap Index Trust, the Small Cap Index Trust, the International Equity Index Trust A and the Bond Index Trust A. The Underlying Funds are grouped according to whether they invest primarily in fixed income securities or equity securities. The Underlying Funds investing primarily in fixed income securities is the Bond Index Trust A. All other Underlying Funds invest primarily in equities securities.”